     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 1996

                                                       REGISTRATION NO. 333-1666
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                AMENDMENT NO. 3

                                       TO
                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                               PRIME RETAIL, INC.
        (Exact name of Registrant as specified in governing instruments)

                             100 EAST PRATT STREET
                                NINETEENTH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 234-0782
                    (Address of principal executive offices)
                               MICHAEL W. RESCHKE
                             CHAIRMAN OF THE BOARD
                               PRIME RETAIL, INC.
                             100 EAST PRATT STREET
                                NINETEENTH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 234-0782
                    (Name and address of agent for service)
                           --------------------------
                                   COPIES TO:

        Wayne D. Boberg, Esq.                  J. Warren Gorrell, Jr., Esq.
        Steven J. Gavin, Esq.                    Bruce W. Gilchrist, Esq.
           Winston & Strawn                       Hogan & Hartson L.L.P.
         35 West Wacker Drive                        Columbia Square
       Chicago, Illinois 60601                     555 13th Street, NW
                                                   Washington, DC 20004

                           --------------------------
 APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
                           --------------------------

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________________

    If this Form is post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________________


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    Prime Retail, Inc. has prepared this Amendment No. 3 for the purpose of filing with the Securities and Exchange Commission Exhibit 10.48 to the Registration Statement. Amendment No. 3 does not modify any provision of the Prospectus included in the Registration Statement; accordingly, the related Cross-Reference Sheet and such Prospectus have not been included herein.

                                    PART II.
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 30.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    Set forth below are the expenses payable by the Company in connection with the issuance and distribution of the shares of Common Stock. All amounts are estimated other than the Securities and Exchange Commission Registration Fee and the NASD Fee.

Securities and Exchange Commission Fee.........................................  $17,776.24
NASD Fee.......................................................................    5,655.11
Printing and Engraving Expenses................................................      *
Legal Fees and Expenses........................................................      *
Accounting Fees and Expenses...................................................      *
Blue Sky Fees and Expenses.....................................................      *
Transfer Agent's and Registrar's Fees and Expenses.............................      *
Miscellaneous Expenses.........................................................
                                                                                 ----------
    Total......................................................................      *
                                                                                 ----------
                                                                                 ----------

- ------------------------
* To be completed by amendment.

ITEM 31.  SALES TO SPECIAL PARTIES.

    Not applicable.

ITEM 32.  RECENT SALES OF UNREGISTERED SECURITIES.

    The following sets forth certain information as to all securities sold by the Company within the last three years that were not registered under the Securities Act. As to such transactions, an exemption is claimed under Section 4(2) and/or Section 3(a)(9) of the Securities Act.

    On July 16, 1993, the Company issued  100 shares of Common Stock to  Michael
W. Reschke for $10 per share, or an aggregate consideration of $1,000. This Common Stock was purchased solely for investment purposes to facilitate the organization of the Company. Upon completion of the Initial Public Offering, all of the shares so acquired by Mr. Reschke were redeemed by the Company for an aggregate redemption price of $1,000.

    In addition, at the time of the Initial Public Offering, the Company caused the Operating Partnership to issue 9,200,800 Common Units to the Limited Partners in exchange for their respective interests in the Properties and the Management and Development Operations. Also at the time of the Initial Public Offering, the Operating Partnership loaned, on a recourse basis, $2.5 million to each of Messrs. Rosenthal and Carpenter who used the proceeds of such loan to each purchase 125,000 additional Common Units. The Company has issued options to purchase a total of 585,000 shares of Common Stock pursuant to the 1994 Stock Incentive Plan and options to purchase a total of 600,000 shares of Common Stock pursuant to the 1995 Stock Incentive Plan to certain executives and the Company's independent directors.

ITEM 33.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Charter and Bylaws authorize the Company to indemnify its present and former directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted from time to time under Maryland law. The MGCL provides that indemnification of a person who is a party, or threatened to be made a party, to legal proceedings by reason of the fact that such a person is or was a director, officer, employee or agent of a corporation, or is or was serving as a director, officer, employee or agent of a corporation or other firm at the request of a corporation, against expenses, judgments, fines and amounts paid in settlement, is mandatory in certain circumstances and permissive in others, subject to authorization by the board of directors, so long as a person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to criminal proceedings, had no reason to believe that his or her conduct was unlawful.

    The Company's officers and directors are also indemnified pursuant to the Operation Partnership Agreement and their respective employment agreements, which agreements were filed in connection with the Company's Registration Statement on Form S-11 pursuant to the Initial Public Offering.

    The Company has purchased an insurance policy which purports to insure the officers and directors of the Company against certain liabilities incurred by them in the discharge of their functions as such officers and directors except for liabilities resulting from their own malfeasance.

ITEM 34.  TREATMENT OF PROCEEDS FROM STOCK BEING REGISTERED.

    Not applicable.

ITEM 35.  EXHIBITS.

    (a) Financial Statements

        Unaudited Consolidated Balance Sheets of the Company as of March 31, 1996 and December 31, 1995

        Unaudited Consolidated Statements of Operations of the Company for the three months ended March 31, 1996 and 1995

        Unaudited Consolidated Statements of Cash Flows of the Company for the three months ended March 31, 1996 and 1995

        Notes to Interim Consolidated Financial Statements of the Company

        Report of Independent Auditors

        Consolidated Balance Sheets of the Company as of December 31, 1995 and December 31, 1994

        Consolidated Statements of Operations of the Company for the year ended December 31, 1995 and for the period from March 22, 1994 to December 31, 1994 and Combined Statements of Operations of the Predecessor for the period from January 1, 1994 to March 21, 1994 and the year ended December 31, 1993

        Consolidated Statements of Cash Flows of the Company for the year ended December 31, 1995 and for the period from March 22, 1994 to December 31, 1994 and Combined Statements of Cash Flows of the Predecessor for the period from January 1, 1994 to March 21, 1994 and the year ended December 31, 1993

        Consolidated Statements of Shareholders' Equity of the Company and Combined Statements of Predecessor Owners' Deficit

        Notes to Consolidated Financial Statements of the Company and Combined Financial Statements of the Predecessor

    (b) Financial Statement Schedules

        Report of Independent Auditors

        Schedule III -- Real Estate and Accumulated Depreciation

    All other schedules have been omitted either because they are not applicable or because the required information has been disclosed in the Financial Statements and related notes included in the Prospectus.

    (c) Exhibits


  EXHIBIT
   NUMBER                                    DESCRIPTION
- ------------  --------------------------------------------------------------------------
 1.1+         Form of Underwriting Agreement among the Company, the Operating
               Partnership, the Selling Stockholder and the Underwriters
 3.1+         Amended and Restated Articles of Incorporation of Prime Retail, Inc., as
               amended [Restated to incorporate amendment dated May 29, 1996 for purposes of Regulation ST Section 232.102(c) only]
 3.2          Amended and Restated By-Laws of Prime Retail, Inc. [Incorporated by
               reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1995 (File No.
               0-23616).]
 4            Form of Stock Certificate [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-11
               (Registration No. 33-68536).]
 5.1+         Form of Opinion of Winston & Strawn regarding the validity of the securities registered
 8.1+         Form of Opinion of Winston & Strawn regarding tax matters
10.1          Agreement of Limited Partnership of Prime Retail, L.P. [Incorporated by
               reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.1A+        First Amendment to Agreement of Limited Partnership of Prime Retail, L.P.
10.1B+        Common Unit Contribution Agreement
10.2          1994 Stock Incentive Plan [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-11
               (Registration No. 33-68536).]
10.3*         1995 Stock Incentive Plan
10.4          Executive Employment Agreement (Michael W. Reschke) [Incorporated by
               reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.5          Combined Service and Special Distribution and Allocation Agreement
               (Abraham Rosenthal) [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No.
               333-1784).]
10.5A         Special Distribution and Allocation Agreement by and between the Company, the Operating Partnership and the Rosenthal Family LLC [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No. 333-1784).]
10.5B         Indemnification and Option Agreement by and between the Prime Group, Inc., the Rosenthal Family LLC and Abraham Rosenthal [Incorporated by reference to the same titled exhibit in the Company's registration statement on
               Form S-4 (Registration No. 333-1784).]
10.6          Combined Service and Special Distribution and Allocation Agreement
               (William H. Carpenter, Jr.) [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration
               No. 333-1784).]
10.6A         Special Distribution and Allocation Agreement by and between the Company, the Operating Partnership and the Carpenter Family Associates LLC
               [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No. 333-1784).]
10.6B         Indemnification and Option Agreement by and between the Prime Group, Inc.,
               William H. Carpenter, Jr. and the Carpenter Family Associates LLC
               [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No. 333-1784).]

  EXHIBIT
   NUMBER                                    DESCRIPTION
- ------------  --------------------------------------------------------------------------
10.7          Form of Executive Employment Agreement (David G. Phillips) [Incorporated
               by reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
10.8          Letter Agreement with R. Bruce Armiger [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.9          Right of First Refusal Agreement (Northgate Plaza-Improved Parcel)
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.10         Right of First Refusal Agreement (Northgate Plaza - Vacant Parcel)
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.11         Right of First Refusal Agreement (Huntley Factory Shops) [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
10.12         Right of First Refusal Agreement (San Marcos Factory Shops) [Incorporated
               by reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.13         Purchase Option Agreement (Northgate Plaza - Excluded Parcel)
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.14A        Purchase and Option Agreement (Huntley Factory Shops) [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
10.14B*       First Amendment to Purchase and Option Agreement (Huntley Factory Shops)
10.15         Purchase Agreement (Northgate Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.16         Registration Rights Agreement [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.17         Agreement of Partnership of Grove City Factory Shops Partnership by and
               between Pittsburgh Factory Shops Limited Partnership and Fru-Con
               Development of Pennsylvania, Inc. as amended by Amendments One through
               Four [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration No.
               33-68536).]
10.18         Assignment, Assumption and Indemnification Agreement (Northgate Plaza)
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.19         Form of Property Level General Partnership Agreement [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
10.20         Form of Property Level Limited Partnership Agreement [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]

  EXHIBIT
   NUMBER                                    DESCRIPTION
- ------------  --------------------------------------------------------------------------
10.21         Noncompetition Agreement with PGI [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.22         Form of Standby Bond Purchase and Indemnity Agreement [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
10.23         Second Amended and Restated Subscription Agreement of Abraham Rosenthal
               regarding Common Units of Prime Retail, L.P. [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No.
               0-23616).]
10.24         Second Amended and Restated Subscription Agreement of William H.
               Carpenter, Jr. regarding Common Units of Prime Retail, L.P. [Incorporated by reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.25         Amended and Restated Promissory Note (Northgate Plaza) with respect to
               Northgate Plaza [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended
               December 31, 1994, as amended (File No. 0-23616).]
10.26         Loan Modification and Assumption Agreement and Partial Release of Mortgage
               (Northgate Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended
               December 31, 1994, as amended (File No. 0-23616).]
10.27         Environmental Remediation and Indemnity Agreement (Northgate Plaza)
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.28         Guaranty (Northgate Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.29         ADA Indemnity Agreement (Northgate Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.30         Consulting Agreement between the Company and Marvin Traub Associates, Inc.
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.31         Secured Promissory Note of Rosenthal Family LLC with respect to the purchase of the Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.31A        Allonge related to the Secured Promissory Note of Rosenthal Family LLC
               [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No. 333-1784).]
10.32         Secured Promissory Note of Carpenter Family Associates LLC with respect to the purchase of the Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.32A        Allonge related to the Secured Promissory Note of Carpenter Family
               Associates LLC [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No.
               333-1784).]

  EXHIBIT
   NUMBER                                    DESCRIPTION
- ------------  --------------------------------------------------------------------------
10.33         Pledge and Security Agreement of Rosenthal Family LLC with respect to the purchase of the Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.34         Pledge and Security Agreement of Carpenter Family Associates LLC with respect to the purchase of the Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.35         Guaranty of Abraham Rosenthal with respect to the purchase of the
               Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.35A        Reaffirmation of Pledge and Guaranty with respect to the Restricted Common
               Units of Rosenthal Family LLC and Abraham Rosenthal [Incorporated by
               reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No. 333-1784).]
10.36         Guaranty of William H. Carpenter, Jr. with respect to the purchase of the
               Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.36A        Reaffirmation of Pledge and Guaranty with respect to the Restricted Common
               Units of Carpenter Family Associates LLC and William H. Carpenter, Jr.
               [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4 (Registration No. 333-1784).]
10.37         Waiver, Recontribution and Indemnity Agreement by the Limited Partners
               [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.38         Lock-Up Agreement (PGI) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.39         Lock-Up Agreement (Kemper Companies) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.40         Lock-Up Agreement (Abraham Rosenthal) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.41         Lock-Up Agreement (William H. Carpenter, Jr.) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No.
               0-23616).]
10.42         Promissory Note dated June 30, 1994 by and among Prime Retail, L.P. and
               Nomura Asset Capital Corporation [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.43         Open-End Mortgage Agreement, Assignment of Rents and Fixture Filing dated
               June 30, 1994, by and among Ohio Factory Shops Partnership and Nomura
               Asset Capital Corporation [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]

  EXHIBIT
   NUMBER                                    DESCRIPTION
- ------------  --------------------------------------------------------------------------
10.44         Revolving Loan Agreement dated March 2, 1995 between Gainesville Factory
               Shops Limited Partnership, Florida Keys Factory Shops Limited
               Partnership, Indianapolis Factory Shops Limited Partnership and Nomura
               Asset Capital Corporation [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.45         Commitment Letter dated December 18, 1995 between the Company and Nomura
               Asset Capital Corporation [Incorporated by reference to the same titled exhibit in the Company's Current Report on Form 8-K dated December 18,
               1995 (File No. 0-23616).]
10.46*        Indemnity Agreement made by the Company in favor of Prime Group, Inc. and
               Prime Group Limited Partnership
10.47*        Partnership Interest Purchase Agreement Grove City Factory Shops
               Partnership by and between Prime Retail, L.P. and The Fru-Con Projects,
               Inc. dated as of May 6, 1996.
10.48         Commitment Letter dated June 5, 1996 between the Company and Nomura Asset
               Capital Corporation [Confidential treatment requested for certain omitted portions; complete copy on file with the Securities and Exchange
               Commission]
12.1*         Statement re Computation of Ratio of Earnings to Combined Fixed Charges
               and Preferred Stock Dividends
12.2*         Statement re Computation of Ratio of Funds from Operations to Combined
               Fixed Charges and Preferred Stock Dividends
22            Subsidiaries of Prime Retail, Inc. [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-4
               (Registration No. 333-1784).]
24.1          Consent of Winston & Strawn (included in their opinions filed as Exhibits
               5.1 and 8.1)
24.2*         Consent of Ernst & Young LLP
25*           Power of Attorney
27*           Financial Data Schedule


- ------------------------
+  To be filed by amendment.
*  Previously filed.

ITEM 36.  UNDERTAKINGS.

    The undersigned registrant hereby undertakes to provide to the Underwriters, at the closing specified in the Underwriting Agreement, certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

    The undersigned Registrant hereby undertakes:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors and officers of the Registrant pursuant to the provisions referred to in Item 33 above or otherwise, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceedings), is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1993, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on June 21, 1996.


                                          PRIME RETAIL, INC.

                                          By:        /s/ C. ALAN SCHROEDER

                                             -----------------------------------
                                                      C. Alan Schroeder
                                                  Senior Vice President and
                                                       General Counsel

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             SIGNATURE                         TITLE                  DATE
- -----------------------------------  -------------------------  ----------------

                     *
- -----------------------------------  Chairman of the Board and   June 21, 1996
        Michael W. Reschke            Director

                     *               Chief Executive Officer
- -----------------------------------   (Principal Executive       June 21, 1996
         Abraham Rosenthal            Officer) and Director

                     *               President, Chief
- -----------------------------------   Operating Officer and      June 21, 1996
     William H. Carpenter, Jr.        Director

                                     Executive Vice President
                                      -- Chief Financial
      /s/ ROBERT P. MULREANEY         Officer and Treasurer
- -----------------------------------   (Principal Financial       June 21, 1996
        Robert P. Mulreaney           Officer and Principal
                                      Accounting Officer)

                     *
- -----------------------------------  Director                    June 21, 1996
         Terence C. Golden

                     *
- -----------------------------------  Director                    June 21, 1996
        Kenneth A. Randall

                     *
- -----------------------------------  Director                    June 21, 1996
         James R. Thompson

                     *
- -----------------------------------  Director                    June 21, 1996
          Marvin S. Traub

    *By: /s/  C. ALAN SCHROEDER
- -----------------------------------  as Attorney-in-Fact
         C. Alan Schroeder

                                 EXHIBIT INDEX


  EXHIBIT                                                                       SEQUENTIAL
   NUMBER                              DESCRIPTION                              PAGE NUMBER
- ------------  --------------------------------------------------------------  ---------------
 1.1+         Form of Underwriting Agreement among the Company, the
               Operating Partnership, the Selling Stockholder and the
               Underwriters
 3.1+         Amended and Restated Articles of Incorporation of Prime
               Retail, Inc., as amended [Restated to incorporate amendment dated May 29, 1996 for purposes of Regulation ST Section
               232.102(c) only]
 3.2          Amended and Restated By-Laws of Prime Retail, Inc.
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1995 (File No. 0-23616).]
 4            Form of Stock Certificate [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
 5.1+         Form of Opinion of Winston & Strawn regarding the validity of the securities registered
 8.1+         Form of Opinion of Winston & Strawn regarding tax matters
10.1          Agreement of Limited Partnership of Prime Retail, L.P.
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.1A+        First Amendment to Agreement of Limited Partnership of Prime
               Retail, L.P.
10.1B+        Common Unit Contribution Agreement
10.2          1994 Stock Incentive Plan [Incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 33-68536).]
10.3*         1995 Stock Incentive Plan
10.4          Executive Employment Agreement (Michael W. Reschke)
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.5          Combined Service and Special Distribution and Allocation
               Agreement (Abraham Rosenthal) [Incorporated by reference to the same titled exhibit in the Company's registration
               statement on Form S-4 (Registration No. 333-1784).]
10.5A         Special Distribution and Allocation Agreement by and between the Company, the Operating Partnership and the Rosenthal
               Family LLC [Incorporated by reference to the same titled
               exhibit in the Company's registration statement on Form S-4
               (Registration No. 333-1784).]
10.5B         Indemnification and Option Agreement by and between the Prime
               Group, Inc., the Rosenthal Family LLC and Abraham Rosenthal
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-4 (Registration
               No. 333-1784).]
10.6          Combined Service and Special Distribution and Allocation
               Agreement (William H. Carpenter, Jr.) [Incorporated by
               reference to the same titled exhibit in the Company's
               registration statement on Form S-4 (Registration No.
               333-1784).]
10.6A         Special Distribution and Allocation Agreement by and between the Company, the Operating Partnership and the Carpenter
               Family Associates LLC [Incorporated by reference to the same titled exhibit in the Company's registration statement on
               Form S-4 (Registration No. 333-1784).]

  EXHIBIT                                                                       SEQUENTIAL
   NUMBER                              DESCRIPTION                              PAGE NUMBER
- ------------  --------------------------------------------------------------  ---------------
10.6B         Indemnification and Option Agreement by and between the Prime
               Group, Inc., William H. Carpenter, Jr. and the Carpenter
               Family Associates LLC [Incorporated by reference to the same titled exhibit in the Company's registration statement on
               Form S-4 (Registration No. 333-1784).]
10.7          Form of Executive Employment Agreement (David G. Phillips)
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration
               No. 33-68536).]
10.8          Letter Agreement with R. Bruce Armiger [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.9          Right of First Refusal Agreement (Northgate Plaza-Improved
               Parcel) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.10         Right of First Refusal Agreement (Northgate Plaza - Vacant
               Parcel) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.11         Right of First Refusal Agreement (Huntley Factory Shops)
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration
               No. 33-68536).]
10.12         Right of First Refusal Agreement (San Marcos Factory Shops)
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.13         Purchase Option Agreement (Northgate Plaza - Excluded Parcel)
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.14A        Purchase and Option Agreement (Huntley Factory Shops)
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration
               No. 33-68536).]
10.14B*       First Amendment to Purchase and Option Agreement (Huntley
               Factory Shops)
10.15         Purchase Agreement (Northgate Plaza) [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.16         Registration Rights Agreement [Incorporated by reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as
               amended (File No. 0-23616).]
10.17         Agreement of Partnership of Grove City Factory Shops
               Partnership by and between Pittsburgh Factory Shops Limited
               Partnership and Fru-Con Development of Pennsylvania, Inc. as
               amended by Amendments One through Four [Incorporated by
               reference to the same titled exhibit in the Company's
               registration statement on Form S-11 (Registration No.
               33-68536).]

  EXHIBIT                                                                       SEQUENTIAL
   NUMBER                              DESCRIPTION                              PAGE NUMBER
- ------------  --------------------------------------------------------------  ---------------
10.18         Assignment, Assumption and Indemnification Agreement
               (Northgate Plaza) [Incorporated by reference to the same
               titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.19         Form of Property Level General Partnership Agreement
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration
               No. 33-68536).]
10.20         Form of Property Level Limited Partnership Agreement
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration
               No. 33-68536).]
10.21         Noncompetition Agreement with PGI [Incorporated by reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as
               amended (File No. 0-23616).]
10.22         Form of Standby Bond Purchase and Indemnity Agreement
               [Incorporated by reference to the same titled exhibit in the
               Company's registration statement on Form S-11 (Registration
               No. 33-68536).]
10.23         Second Amended and Restated Subscription Agreement of Abraham
               Rosenthal regarding Common Units of Prime Retail, L.P.
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.24         Second Amended and Restated Subscription Agreement of William
               H. Carpenter, Jr. regarding Common Units of Prime Retail,
               L.P. [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.25         Amended and Restated Promissory Note (Northgate Plaza) with respect to Northgate Plaza [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form
               10-K for the fiscal year ended December 31, 1994, as amended
               (File No. 0-23616).]
10.26         Loan Modification and Assumption Agreement and Partial Release
               of Mortgage (Northgate Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on
               Form 10-K for the fiscal year ended December 31, 1994, as
               amended (File No. 0-23616).]
10.27         Environmental Remediation and Indemnity Agreement (Northgate
               Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.28         Guaranty (Northgate Plaza) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form
               10-K for the fiscal year ended December 31, 1994, as amended
               (File No. 0-23616).]
10.29         ADA Indemnity Agreement (Northgate Plaza) [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]

  EXHIBIT                                                                       SEQUENTIAL
   NUMBER                              DESCRIPTION                              PAGE NUMBER
- ------------  --------------------------------------------------------------  ---------------
10.30         Consulting Agreement between the Company and Marvin Traub
               Associates, Inc. [Incorporated by reference to the same
               titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.31         Secured Promissory Note of Rosenthal Family LLC with respect to the purchase of the Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's
               Annual Report on Form 10-K for the fiscal year ended December
               31, 1994, as amended (File No. 0-23616).]
10.31A        Allonge related to the Secured Promissory Note of Rosenthal
               Family LLC [Incorporated by reference to the same titled
               exhibit in the Company's registration statement on Form S-4
               (Registration No. 333-1784).]
10.32         Secured Promissory Note of Carpenter Family Associates LLC
               with respect to the purchase of the Restricted Common Units
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.32A        Allonge related to the Secured Promissory Note of Carpenter
               Family Associates LLC [Incorporated by reference to the same titled exhibit in the Company's registration statement on
               Form S-4 (Registration No. 333-1784).]
10.33         Pledge and Security Agreement of Rosenthal Family LLC with respect to the purchase of the Restricted Common Units
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.34         Pledge and Security Agreement of Carpenter Family Associates
               LLC with respect to the purchase of the Restricted Common
               Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No. 0-23616).]
10.35         Guaranty of Abraham Rosenthal with respect to the purchase of the Restricted Common Units [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form
               10-K for the fiscal year ended December 31, 1994, as amended
               (File No. 0-23616).]
10.35A        Reaffirmation of Pledge and Guaranty with respect to the
               Restricted Common Units of Rosenthal Family LLC and Abraham
               Rosenthal [Incorporated by reference to the same titled
               exhibit in the Company's registration statement on Form S-4
               (Registration No. 333-1784).]
10.36         Guaranty of William H. Carpenter, Jr. with respect to the
               purchase of the Restricted Common Units [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.36A        Reaffirmation of Pledge and Guaranty with respect to the
               Restricted Common Units of Carpenter Family Associates LLC
               and William H. Carpenter, Jr. [Incorporated by reference to the same titled exhibit in the Company's registration
               statement on Form S-4 (Registration No. 333-1784).]

  EXHIBIT                                                                       SEQUENTIAL
   NUMBER                              DESCRIPTION                              PAGE NUMBER
- ------------  --------------------------------------------------------------  ---------------
10.37         Waiver, Recontribution and Indemnity Agreement by the Limited
               Partners [Incorporated by reference to the same titled
               exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File No.
               0-23616).]
10.38         Lock-Up Agreement (PGI) [Incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended (File
               No. 0-23616).]
10.39         Lock-Up Agreement (Kemper Companies) [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.40         Lock-Up Agreement (Abraham Rosenthal) [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.41         Lock-Up Agreement (William H. Carpenter, Jr.) [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.42         Promissory Note dated June 30, 1994 by and among Prime Retail,
               L.P. and Nomura Asset Capital Corporation [Incorporated by
               reference to the same titled exhibit in the Company's Annual
               Report on Form 10-K for the fiscal year ended December 31,
               1994, as amended (File No. 0-23616).]
10.43         Open-End Mortgage Agreement, Assignment of Rents and Fixture
               Filing dated June 30, 1994, by and among Ohio Factory Shops
               Partnership and Nomura Asset Capital Corporation
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.44         Revolving Loan Agreement dated March 2, 1995 between
               Gainesville Factory Shops Limited Partnership, Florida Keys
               Factory Shops Limited Partnership, Indianapolis Factory Shops
               Limited Partnership and Nomura Asset Capital Corporation
               [Incorporated by reference to the same titled exhibit in the
               Company's Annual Report on Form 10-K for the fiscal year
               ended December 31, 1994, as amended (File No. 0-23616).]
10.45         Commitment Letter dated December 18, 1995 between the Company and Nomura Asset Capital Corporation [Incorporated by
               reference to the same titled exhibit in the Company's Current
               Report on Form 8-K dated December 18, 1995 (File No.
               0-23616).]
10.46*        Indemnity Agreement made by the Company in favor of Prime
               Group, Inc. and Prime Group Limited Partnership
10.47*        Partnership Interest Purchase Agreement Grove City Factory
               Shops Partnership by and between Prime Retail, L.P. and the
               Fru-Con Projects, Inc. dated as of May 6, 1996.
10.48         Commitment Letter dated June 5, 1996 between the Company and
               Nomura Asset Capital Corporation [Confidential treatment
               requested for certain omitted portions; complete copy on file with the Securities and Exchange Commission]
12.1*         Statement re Computation of Ratio of Earnings to Combined
               Fixed Charges and Preferred Stock Dividends
12.2*         Statement re Computation of Ratio of Funds from Operations to
               Combined Fixed Charges and Preferred Stock Dividends

  EXHIBIT                                                                       SEQUENTIAL
   NUMBER                              DESCRIPTION                              PAGE NUMBER
- ------------  --------------------------------------------------------------  ---------------
22            Subsidiaries of Prime Retail, Inc. [Incorporated by reference to the same titled exhibit in the Company's registration
               statement on Form S-4 (Registration No. 333-1784).]
24.1          Consent of Winston & Strawn (included in their opinions filed as Exhibits 5.1 and 8.1)
24.2*         Consent of Ernst & Young LLP
25*           Power of Attorney
27*           Financial Data Schedule


- ------------------------
+  To be filed by amendment.
*  Previously filed.